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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-8 of our report dated February 28, 1997, except for Notes 1 and 9 as to which the date is July 18, 1997, on our audits of the consolidated financial statements of CMP Media Inc. and subsidiaries. We also consent to the reference to our firm under the caption "Experts".




                                                  /s/ COOPERS & LYBRAND L.L.P.

New York, New York                                Coopers & Lybrand L.L.P.
July 25, 1997